Exhibit 99.1

APRINOIA Therapeutics and ROSS Acquisition Corp II Announce Business Combination Agreement to Create Publicly Listed Company Focused on Neurodegenerative Diseases

ROSS SPAC will issue $280 million of stock for APRINOIA Therapeutics

Precision Neurology Company Focused on Developing a Pipeline of Highly Specific Central Nervous System (“CNS”) Diagnostics and Therapeutics, including CNS Protein Degraders

Anticipated Proceeds From Transaction Expected to Finance Several Key Therapeutic and Diagnostic Programs to Data Announcements

Business Combination is Expected to be Completed in 1H 2023 and the Combined Company is Expected to be traded on Nasdaq or NYSE upon Closing

Palm Beach, FL and CAMBRIDGE, MA, January 18, 2023 – APRINOIA Therapeutics Inc. (“APRINOIA”), a clinical-stage biotechnology company focused on neurodegenerative diseases such as Alzheimer’s Disease (“AD”) and Progressive Supranuclear Palsy (“PSP”), and Ross Acquisition Corp II (NYSE: ROSS, ROSS.U, ROSS WS) (“ROSS”), a special purpose acquisition company founded by former Commerce Secretary Wilbur Ross, today announced that they have entered into a definitive agreement (the “Business Combination Agreement”) for a business combination (the “Business Combination”).

ROSS and APRINOIA are combining at an implied fully diluted transaction equity value of US$280 million for APRINOIA.  As part of the Business Combination, Mr. Ross has personally invested US$7.5 million through a convertible note and has committed to provide up to US$12.5 million of capital infusion at the closing of the Business Combination (the “Closing”).  This funding is intended to meet the capital requirements needed to bring the company’s lead product, 18F-APN-1607 (“APN-1607”), through to commercialization in China.

APRINOIA, incorporated in 2015, is a Cambridge, MA based global clinical-stage biotech company developing novel therapeutics and precision diagnostics for the treatments of neurodegenerative diseases in collaboration with leading global biotech companies such as Biogen and Celgene (acquired by Bristol Myers Squibb), which includes certain non-exclusive license agreements on its lead tau PET tracer, APN-1607. Concurrently with this announcement, APRINOIA is also announcing the out license of the China rights of APN-1607 to a large pharmaceutical company, whereby such company licensee has executed a binding term sheet agreeing to lead the product through its current Phase 3 trial in AD and target 2024 for commercialization of APN-1607 in China, subject to regulatory review and approval. The licensee has committed approximately US$8 million and RMB 14 million as an upfront payment and has committed to milestone payments and royalties of up to 15% of sales in China, where it is estimated that around 10 million people suffer from AD. APRINOIA will continue to lead the development of APN-1607 in other jurisdictions. APN-1607 is in a Phase 2 trial for AD, with sites in the United States, Japan, and Taiwan, and is preparing for a Phase 3 trial in PSP in the United States, subject to regulatory approval of the FDA.

APRINOIA has established four platforms with different modalities: unique PET diagnostic tracers, small molecule modulators, antibodies, and degraders. Each of the modalities targets pathological aggregated proteins such as tau, alpha-Synuclein, and TDP43 that contribute to the pathogenesis of rare dementia or movement disorders, including PSP, multiple system atrophy (“MSA”) and frontotemporal dementia (“FTD”), as well as common diseases such as AD and Parkinson’s diseases (“PD”).

APN-1607 is a new generation tau PET tracer with a higher specificity than older generations to the pathological tau aggregates and an improved off-target profile. APN-1607 has been validated in 2,600+ human subjects, demonstrating wide clinical utilities for AD and non-AD tauopathies, including PSP, corticobasal degeneration (“CBD”) and traumatic brain injuries to differentially quantify the amount and spatial distribution of tau protein abnormality in those patients. Its features potentially enable more accurate clinical diagnosis in earlier stages, distinguish different stages of these diseases, may help monitor disease progression over time, and potentially allow clinicians to differentiate among different types of neurodegenerative diseases. APRINOIA leverages the advantage of image-validated binders to form the core of its protein degraders, with the benefit of knowing that these binders have shown statistically significant correlation to disease worsening in diseases such as AD and PSP (based on physician scoring). It is APRINOIA’s goal, whether independently or with a pharma partner, to be the first company to advance a CNS protein degradation molecule into human clinical studies.

APRINOIA is also currently running a Phase 1 study in the United States for its tau antibody, APN-005. This antibody targets a conformational-dependent epitope in the mid-domain region of tau, which epitope is thought to be exclusively present on aggregated forms of tau.

“After 7 years of dedicated R&D on neurodegeneration to realize precision neuroscience, we are excited to take our company to the next level of finance and corporate development. Our R&D and collaboration successes are a demonstration of the quality of our products, our team, and the support of our research and commercial partners. We will continue to grow our company and our pipeline to develop innovative products for our physicians and patients with critical medical needs,” said Ming-Kuei Jang, CEO of APRINOIA.

“We are excited to partner with APRINOIA and support its quest in addressing one of the most important disease areas. With more than 6.5 million Alzheimer’s patients in the US currently, and an economic burden expected to reach over US$350 billion by 2040, it became clear that this was a problem worth our attention. APRINOIA’s tau approach is potentially complementary to beta-Amyloid based products like Lecanemab. We’re encouraged by the progress made in this field over the last two years, and believe we’re partnering with APRINOIA at the right time to continue advancing this field,” added Wilbur Ross, CEO of ROSS.

“APRINOIA is an advanced biotechnology company focused on tauopathies and alpha-synucleinopathies, which are neurodegenerative diseases that continue to alarmingly increase in numbers globally,” added Nadim Qureshi, Head of M&A for ROSS.

Proposed Business Combination Overview

ROSS has entered into the Business Combination Agreement with APRINOIA, pursuant to which APRINOIA and ROSS will each become a wholly owned subsidiary of the combined company, APRINOIA Therapeutics Holdings Limited, a newly formed entity (“PubCo”). The Business Combination values the post-closing combined business at a pro forma enterprise value of up to US$319.6 million.

As part of the Business Combination, all of APRINOIA’s existing shareholders will roll 100% of their shares in APRINOIA into PubCo. APRINOIA’s existing shareholders expect to hold between 42% and 74% of PubCo depending on the level of redemptions by ROSS shareholders.

APRINOIA will receive the remaining proceeds held in ROSS’s trust account following the redemptions by ROSS shareholders, an additional US$7.5 million from an affiliate of Mr. Wilbur Ross and US$5 million in commitments from other investors, including existing shareholders of APRINOIA. There is approximately US$350.6 million currently held in ROSS’s trust account.

The boards of directors of both ROSS and APRINOIA have each unanimously approved the proposed Business Combination, which is expected to close in the first half of this year, subject to customary approvals and conditions, including the approval by ROSS’s shareholders. Upon Closing, APRINOIA’s business will operate under the APRINOIA name. Pursuant to the terms of the Business Combination Agreement, as a closing condition, PubCo is required to cause the PubCo ordinary shares issued in connection with the Business Combination to be approved for listing on NYSE or Nasdaq, but there can be no assurance that such listing condition will be met.

Investor Presentation

APRINOIA and Ross Acquisition Corp II will be hosting an investor call and slide presentation at 4:30 pm ET on Wednesday, January 18, 2023. Webcast and dial-in information can be found below:

Webcast:   https://event.choruscall.com/mediaframe/webcast.html?webcastid=GOhNT3ve

Conference Call: 877-407-8029 or +1 201 689-8029

An investor presentation with detailed information regarding the proposed Business Combination will be filed by ROSS as an exhibit to a Current Report on Form 8-K, which can be reviewed on the website of U.S. Securities and Exchange Commission (the “SEC”) at www.sec.gov.

Advisors

BTIG, LLC acted as the financial advisor to APRINOIA in connection with the proposed Business Combination. Allele Capital Partners, LLC acted as a strategic advisor to APRINOIA.
Cooley LLP acted as legal advisor to APRINOIA in connection with the proposed Business Combination.

White & Case LLP acted as legal advisor to ROSS in connection with the proposed Business Combination. Jones Day acted as legal advisor to ROSS in connection with certain securities matters.

About APRINOIA

APRINOIA Therapeutics Inc., incorporated in 2015, is a Cambridge, MA based global clinical- stage biotech company developing novel therapeutics and precision diagnostics for the treatments of neurodegenerative diseases in collaboration with leading global biotech companies.

About Ross Acquisition Corp II

Ross Acquisition Corp II is a special purpose acquisition company sponsored by Ross Holding Company LLC, an affiliate of Wilbur L. Ross, Stephen J. Toy, and Nadim Z. Qureshi, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or assets. Ross Acquisition Corp II completed its initial public offering in March 2021, raising approximately $345 million in cash proceeds.

Additional Information and Where to Find It

This communication relates to the proposed Business Combination between ROSS and APRINOIA. In connection with the Business Combination, PubCo intends to file a registration statement on Form F-4 with the SEC, which will include a proxy statement to ROSS shareholders and a prospectus for the registration of PubCo securities to be issued in connection with the Business Combination (as amended from time to time, the “Registration Statement”). After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of ROSS as of the record date in the future to be established for voting on the Business Combination and will contain important information about the Business Combination and related matters. Shareholders of ROSS and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents, because they will contain important information about ROSS, PubCo, APRINOIA and the Business Combination. Shareholders and other interested persons will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other relevant materials in connection with the Business Combination, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Ross Acquisition Corp II, 1 Pelican Lane, Palm Beach, Florida 33480, Attn: Wilbur L. Ross Jr., Chief Executive Officer. The information contained on, or that may be accessed through, the websites referenced in this communication in each case is not incorporated by reference into, and is not a part of, this communication.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF ROSS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION.

Participants in the Solicitation

ROSS, PubCo, APRINOIA and their respective directors and executive officers may be deemed participants in the solicitation of proxies from ROSS’s shareholders in connection with the Business Combination. ROSS’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of ROSS in ROSS’s Form 10-K, filed with the SEC on March 31, 2022, or its most recent Form 10-Q, filed with the SEC on November 14, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to ROSS’s shareholders in connection with the Business Combination will be set forth in the proxy statement/prospectus for the Business Combination, accompanying the Registration Statement that PubCo and ROSS intend to file with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will likewise be included in that Registration Statement. You may obtain free copies of these documents as described above.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. ROSS’s, PubCo’s and/or APRINOIA’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. No representations or warranties, express or implied are given in, or in respect of, this communication. When we use words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: the ability of the parties to complete the Business Combination and other transactions contemplated by the Business Combination Agreement in a timely manner or at all; the risk that the Business Combination or other business combination may not be completed by ROSS’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; the outcome of any legal proceedings or government or regulatory action on inquiry that may be instituted against ROSS, PubCo, APRINOIA or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination by the shareholders of ROSS and APRINOIA; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement relating to the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the effect of the announcement or pendency of the Business Combination on APRINOIA’s business relationships, operating results, current plans and operations of PubCo and APRINOIA; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of PubCo to grow and manage growth profitably; the possibility that ROSS, PubCo and/or APRINOIA may be adversely affected by other economic, business, and/or competitive factors; estimates by ROSS, PubCo or APRINOIA of expenses and profitability; expectations with respect to future operating and financial performance and growth, including the timing of the completion of the Business Combination; plans, intentions or future operations of PubCo or APRINOIA, including relating to the finalization, completion of any studies, feasibility studies or other assessments or relating to attainment, retention or renewal of any assessments, permits, licenses or other governmental notices or approvals, or the commencement or continuation of any construction or operations of plants or facilities; APRINOIA’s and PubCo’s ability to execute on their business plans and strategy; and other risks and uncertainties described from time to time in filings with the SEC.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above and other documents filed by ROSS and PubCo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. There may be additional risks that neither ROSS, PubCo nor APRINOIA presently know, or that ROSS, PubCo, and/or APRINOIA currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this communication. None of ROSS, PubCo or APRINOIA undertakes any obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this communication, except as required by applicable law.

APRINOIA Investor Relations

Matt Hughes
mhughes@allelecommunications.com

APRINOIA Media Contact

Jessica Starman
jessica@elev8newmedia.com

ROSS Investor Relations and Media Contact

Wilbur Ross
917-414-5318
wilburross@icloud.com